Exhibit 10.2

First Amendment to Credit Agreement

This First Amendment to Credit Agreement (this "Amendment") is dated as of June 16, 2023, by and between Charles & Colvard, Ltd. (the "Borrower") and JPMorgan Chase Bank, N.A. (together with its successors and assigns the "Bank"). The provisions of this Amendment are effective on the date that this Amendment has been executed by all of the signers and delivered to the Bank (the "Effective Date").

WHEREAS, the Borrower and the Bank entered into a Credit Agreement dated July 7, 2021, (the "Credit Agreement"); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth in this Amendment;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.	DEFINED TERMS. Capitalized terms used in this Amendment shall have the same meanings as in the Credit Agreement, unless otherwise defined in this Amendment.

2.	MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1	Section 1 of the Credit Agreement captioned "Credit Facilities" is hereby amended and restated to read as follows:

1.	Credit Facilities.

1.1	Scope. This agreement, unless otherwise agreed to in writing by the Bank and the Borrower or prohibited by any Legal Requirement, governs the Credit Facilities as defined below. The Bank has established procedures for the Borrower to obtain advances under any Credit Facilities. Any other procedures that the Bank agrees to regarding obtaining advances, including automatic loan sweeps, shall not change the terms or conditions of this agreement or the other Related Documents regarding the Credit Facilities.

3.	RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified by this Amendment.

4.	BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, event, act or omission which could constitute a default or an event of default under the Credit Agreement, as modified by this Amendment, or any other Related Document exists, and (c) no condition, event, act or omission has occurred and is continuing that with the giving of notice, or the passage of time or both, would constitute a default or an event of default under the Credit Agreement, as modified by this Amendment, or any other Related Document.

5.	FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.

6.	EXECUTION AND DELIVERY BY THE BANK. The Bank shall not be bound by this Amendment until (i) the Bank has executed this Amendment and (ii) the Borrower has executed and delivered this Amendment together with all other related documents requested by the Bank, and the Borrower has fully satisfied all other conditions precedent, as determined by the Bank in its sole discretion.

7.	ACKNOWLEDGEMENTS OF BORROWER / RELEASE. The Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement, as modified by this Amendment, or any other Related Document on or prior to the date of this Amendment. The Borrower fully, finally and forever releases and discharges the Bank, its successors and assigns and their respective directors, officers, employees, agents and representatives (each a "Bank Party") from any and all claims, causes of action, debts, demands and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of any Bank Party related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.

8.	STATEMENTS. The Bank may from time to time provide the Borrower with account statements or invoices with respect to any of the Liabilities ("Statements"). The Bank is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrower’s convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Liabilities. If the Borrower pays the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrower shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Bank of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Bank’s right to receive payment in full at another time.

9.	INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Credit Agreement, as modified by this Amendment, and the other Related Documents contain the complete understanding and agreement of the Borrower and the Bank in respect of the Credit Facilities and supersede all prior understandings and negotiations. If any one or more of the obligations of the Borrower under this Amendment or the Credit Agreement, as amended by this Amendment, is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired, and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this Amendment, the Credit Agreement, as modified by this Amendment, or any other Related Document in any other jurisdiction. No provision of the Credit Agreement, as modified by this Amendment, or the other Related Documents, may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

10.	Governing Law and Venue. This Amendment and (unless stated otherwise therein) all Related Documents shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under this Amendment may be brought by the Bank in any state or federal court located in the State of New York, as the Bank in its sole discretion may elect. By the execution and delivery of this Amendment, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of New York is not a convenient forum or the proper venue for any such suit, action or proceeding.

11.	NOT A NOVATION. This Amendment is a modification only and not a novation. Except as expressly modified by this Amendment, the Credit Agreement, any other Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Credit Agreement, or any other Related Documents, the provisions of this Amendment shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement and the other Related Documents.

12.	COUNTERPART EXECUTION. This Amendment may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

13.	TIME IS OF THE ESSENCE. Time is of the essence under this Amendment and in the performance of every term, covenant and obligation contained herein.

Borrower:

Charles & Colvard, Ltd.

By:	/s/ Clint J. Pete
	Clint J. Pete	CFO
	Printed Name	Title

Date Signed:	6/21/2023

Bank:

JPMorgan Chase Bank, N.A.

By:	/s/ Amy M. Miller
	Amy M Miller	Authorized Officer
	Printed Name	Title

Date Signed:	6/21/2023

3